SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Owner Trust Agreement, dated as of July 24, 2002, providing for the issuance of CSFB ABS Trust Series 2002-HI23)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-65554-05                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)225-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB ABS Trust Series 2002-HI23 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Owner Trust Agreement, dated as of July 24, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, U.S. Bank Trust National Association as owner trustee, Countrywide Home Loans Servicing LP as Master Servicer and Servicer, and JPMorgan Chase Bank, as indenture trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston, ABS Trust, Series 2002-HI23
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein





Date:   November 26, 2002       By:  /s/ Andreas Auer
                                  ----------------------------------------
                                  Andreas Auer
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


                                       Credit Suisse First Boston, ABS Trust, Series 2002-HI23
                                                     Statement to Certificate Holders
                                                           November 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A         87,825,000.00   80,553,652.97    3,988,026.24      158,153.67    4,146,179.91       0.00      0.00       76,565,626.73
M1        13,425,000.00   13,425,000.00            0.00       32,137.96       32,137.96       0.00      0.00       13,425,000.00
M2        10,375,000.00   10,375,000.00            0.00       31,983.82       31,983.82       0.00      0.00       10,375,000.00
B1         7,325,000.00    7,325,000.00            0.00       25,104.40       25,104.40       0.00      0.00        7,325,000.00
B2         3,050,000.00    3,050,000.00            0.00       12,685.46       12,685.46       0.00      0.00        3,050,000.00
P                100.00          100.00            0.00       76,530.08       76,530.08       0.00      0.00              100.00
CE                 0.00            0.00            0.00            7.94            7.94       0.00      0.00                0.00
TOTALS   122,000,100.00  114,728,752.97    3,988,026.24      336,603.33    4,324,629.57       0.00      0.00      110,740,726.73

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                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A        126331AA5       917.20641013     45.40878155     1.80078190     47.20956345          871.79762858      A      2.280000 %
M1       126331AC1     1,000.00000000      0.00000000     2.39388901      2.39388901        1,000.00000000      M1     2.780000 %
M2       126331AD9     1,000.00000000      0.00000000     3.08277783      3.08277783        1,000.00000000      M2     3.580000 %
B1       126331AE7     1,000.00000000      0.00000000     3.42722184      3.42722184        1,000.00000000      B1     3.980000 %
B2       126331AH0     1,000.00000000      0.00000000     4.15916721      4.15916721        1,000.00000000      B2     4.830000 %
P        126331AF4     1,000.00000000      0.00000000      #########          ######        1,000.00000000      P      0.000000 %
TOTALS                   940.39884369     32.68871288     2.75904143     35.44775431          907.71013081
---------------------------------------------------------------------------------------------------------- -----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4507
                              Fax: (212) 623-5930
                         Email: scott.b.rubin@chase.com


                          Scheduled Principal Payments                                                           170,419.41
                          Principal Prepayments                                                                2,836,224.56
                          Repurchase Principal                                                                         0.00
                          Substitution Amounts                                                                         0.00
                          Net Liquidation Proceeds                                                                     0.00
                          Insurance Proceeds                                                                           0.00
                          Other Principal                                                                            -11.38

                          Gross Interest                                                                       1,321,533.89




Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                      41
                          Balance of Loans with Respect to which Prepayment Penalties were Collected           1,623,838.27
                          Amount of Prepayment Penalties Collected                                                76,530.08

                          Beginning Number of Loans Outstanding                                                       3,052
                          Beginning Aggregate Loan Balances                                                  116,484,235.70

                          Ending Number of Loans Outstanding                                                          2,981
                          Ending Aggregate Loan Balances                                                     113,477,603.11

                          Servicing Fees (including Credit Risk Manager Fees)                                     77,397.56
                          Trustee Fees                                                                             2,669.43

                          Delinquent Mortgage Loans

                             Group Totals
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        67             2,405,917.90                  2.12 %
                            2 Month                        30             1,160,786.60                  1.02 %
                            3 Month                        31               951,533.62                  0.84 %
                             Total                        128             4,518,238.12                  3.98 %

                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          13              446,682.98                  0.39 %

                          * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          10              429,674.88                  0.38 %

                          REO Properties
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                   0.00%

                          Current Realized Losses                                                         0.00
                          Cumulative Realized Losses                                                      0.00

                          Weighted Average Term to Maturity                                                228

Sec. 3.25(vi)             Amount on Deposit in Pre-Funding Account                                        0.00

                          Amount on Deposit in Capitalized Interest Account                               0.00
                          Capitalized Interest Requirement                                                0.00

                          Amount on Deposit in Basis Risk Reserve Fund                                1,000.00

Sec. 3.25(v)              Trigger Event Ocurrence                                                          N/A

Sec. 3.25(v) O/C Reporting  Targeted Overcollateralization Amount                                   6,100,005.00
                            Ending Overcollateralization Amount                                     2,736,876.38
                            Ending Overcollateralization Deficiency                                 3,363,128.62
                            Overcollateralization Release Amount                                            0.00
                            Monthly Excess Interest                                                   981,393.65
                            Payment to Class CE                                                             7.94



                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.